2005 Annual
Shareholders Meeting

Exhibit 99.1 – Slides used at the East Penn Financial Corporation 2005 Annual Shareholders Meeting

MUSIC BY
RUDY LUCENTE

WELCOME TO OUR
ANNUAL MEETING

May 12, 2005

“WOODY” ROHRBACH
CHAIRMAN

BRUCE R. KEIL
SECRETARY

Forrest “Woody” A. Rohrbach - Chairman

East Penn Financial Corp.

Dale A. Dries - Director

East Penn Financial Corp.

East Penn Financial Corp.

Tom R. Gulla - Director

East Penn Financial Corp.

Allen E. Kiefer - Director

East Penn Financial Corp.

Brent L. Peters – President & CEO

East Penn Financial Corp.

Gordon K. Schantz - Director

East Penn Financial Corp.

Linn H. Schantz - Director

East Penn Financial Corp.

Don R. Schneck - Director

East Penn Financial Corp.

Peter L. Shaffer - Director

East Penn Financial Corp.

“Harry” Tantaros - Director

East Penn Financial Corp.

Dr. Geoff Toonder - Director

East Penn Financial Corp.

Atty. Don S. Young – Vice-Chairman

“WOODY” ROHRBACH
CHAIRMAN

BRUCE R. KEIL
SECRETARY

“WOODY” ROHRBACH
CHAIRMAN

Motion to Waive the
Reading of the
Minutes of the 2004
Annual Meeting of
Shareholders
and to Approve the
2004 Minutes

DON PETERSON
JUDGE OF ELECTION

Motion to Elect Four
Class A Directors

Gordon K. Schantz

Donald R. Schneck

Konstantinos A. Tantaros

Dr. F. Geoffrey Toonder

Beard Miller Company, LLP

as

Independent Auditors
for the year ending
December 31, 2005

Motion to ratify the
selection of

“WOODY” ROHRBACH
CHAIRMAN

BRENT L. PETERS
PRESIDENT & CEO

USB'S ANNUAL RANKING

Top 200 Publicly Traded **Community Banks**

Ranked by 3-year avg. ROE

	Institution	Ticker	Market Value ($M)	Total Assets ($000)	* 3-Year Avg ROE	3-Year Median EPS Growth	3-Year Avg Total Risk Based Ratio	3-Year Price Performance	ROAE (%)	EPS Growth YoY (%)	Diluted EPS Before Extraordinary ($)	Total Capital Ratio (%)
1	Crescent Banking Co.	CSNT	67.29	366,435	**49.3**	6.3	11.62	138.7	37.46	6.3	0.67	17.36
2	Pelican Financial	PFI	26.08	221,516	**38.2**	-79.9	13.77	335.1	57.07	(161.8)	-0.21	15.50
3	Redwood Empire Bancorp	REBC	138.39	528,900	**27.5**	15.7	11.15	139.0	27.25	0.7	1.48	11.94
4	Smithtown Bancorp	SMTB	199.16	565,085	**25.3**	26.5	10.99	294.1	24.74	15.3	3.02	11.87
5	Cascade Bancorp	CACB	318.00	734,712	**24.5**	17.6	11.12	187.6	25.07	17.6	1.07	11.21
6	Virginia Commerce Bancorp	VCB	230.35	881,124	**22.0**	40.6	10.14	418.6	23.71	40.6	1.35	11.13
7	Franklin Financial Corp.	FNFN	263.76	953,565	**21.8**	45.6	11.67	206.5	18.39	(15.0)	1.08	12.40
8	Wilshire State Bank	WSBK	316.83	983,264	**21.4**	37.5	11.18	623.6	24.56	37.5	0.88	11.59
9	Severn Bancorp	SVBI	128.52	540,471	**21.2**	25.4	13.17	N/A	23.16	25.4	2.67	13.20
10	Vineyard National Bancorp	VNBC	137.17	887,800	**20.6**	102.8	16.88	1134.2	28.06	102.8	2.17	15.57
86	Wayne Bancorp	WNNB	146.92	827,283	**12.9**	4.8	15.69	28.1	10.99	(8.6)	1.60	15.20
87	Cass Information Systems	CASS	126.94	639,696	**12.8**	6.3	12.12	124.5	12.88	8.7	2.13	12.0
88	Salisbury Bancorp	SAL	54.11	311,100	**12.8**	10.8	16.62	98.7	12.41	20.0	2.70	16.44
89	Central Virginia Bankshares	CVBK	60.69	365,835	**12.7**	29.3	13.27	180.0	14.71	29.3	1.81	14.93
90	BWC Financial Corp.	BWCF	101.32	457,156	**12.6**	-12.6	12.23	29.0	11.14	6.1	1.22	12.42
91	East Penn Financial Corp.	EPEN	62.99	337,939	**12.5**	50.0	11.84	46.8	14.33	19.4	0.43	13.20
92	First West Virginia Bancorp	FWV	36.22	284,111	**12.5**	4.0	13.33	72.4	11.51	(5.7)	1.64	12.50
93	American Pacific Bank	AMPB	20.91	108,329	**12.5**	12.5	11.17	293.5	14.35	6.8	0.78	12.33
94	Central Valley Community	CVCY	64.98	327,930	**12.4**	16.7	13.43	182.6	13.23	16.7	1.19	12.80
95	Winton Financial Corp.	WFI	66.11	543,902	**12.4**	14.9	11.68	67.7	13.38	11.8	1.23	11.80
96	Glen Burnie Bancorp	GLBZ	49.49	302,252	**12.4**	9.3	15.00	185.0	12.56	9.3	1.53	15.80
97	Summit Financial Corp.	SUMM	78.34	343,921	**12.4**	8.2	13.12	115.6	12.46	8.2	0.79	13.75
98	Old Point Financial Corp.	OPOF	117.62	645,915	**12.4**	10.6	15.14	119.9	12.81	8.5	1.92	15.26
99	Princeton National Bancorp	PNBC	92.61	609,737	**12.3**	10.2	11.75	101.0	13.01	10.2	2.05	11.22
100	Eastern Virginia Bankshares	EVBS	116.85	677,172	**12.3**	7.4	14.94	52.4	12.96	7.4	1.46	13.67

Source: Data supplied by Keefe, Bruyette & Woods, SNL DataSource, Factset. Assets as of the fourth quarter 2003; ranking reflects only those companies traded on the New York Stock Exchange, American Stock Exchange and Nasdaq. Ranking compiled by *U.S. Banker*.

usBanker July 2004

Forward–looking Statements

The Corporation has made forward-looking statements in this report that are subject to assumptions, risks and uncertainties.  Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements.  In addition to these factors, the following could cause actual results to differ materially from those expressed in the forward-looking statements:

   operating, legal and regulatory risks,

   economic, political and competitive forces affecting our banking business, and

   the risk that management’s analyses of these risks could be incorrect and/or that the strategies developed to address them could be unsuccessful.

When the Corporation uses words such as “believes,” “expects,”
“anticipates,”  or other similar expressions, then forward-looking statements are being made.

Annual Report

LOBBY
EMERGENCY & OUTPATIENT SERVICES
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Annual Report

Annual Report

400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
$220.3
$233.3
$272.2
$337.0
$359.4
$365.4
2000
2001
2002
2003
2004
2005 1st Q

Total Assets
in millions

350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
$194.1
$206.6
$243.6
$279.9
$298.3
$298.0
2000
2001
2002
2003
2004
2005 1st Q

Total Deposits
in millions

Deposit Market Share Analysis – Lehigh County

$5,368,946

109

Total of Top 20 Institutions

0.99

1.08

59,353

1

Bank

QNB Corp. (PA)

20

1.29

1.33

73,122

1

Credit Union

PP&L Gold Credit Union (PA)

19

1.45

1.45

79,604

3

Bank

Harleysville National Corp. (PA)

18

1.63

1.47

80,639

5

Bank

M&T Bank Corp. (NY)

17

1.91

1.99

109,116

6

Bank

National Penn Bancshares Inc. (PA)

16

2.16

2.05

112,223

2

Bank

Semperverde Holding Company (PA)

15

2.42

2.73

149,545

5

Bank

Susquehanna Bancshares Inc. (PA)

14

2.62

2.81

154,046

1

Bank

New Tripoli Bancorp Inc. (PA)

13

2.70

2.86

157,064

3

Bank

First Star Bancorp Inc. (PA)

12

2.90

3.98

169,733

1

Bank

Neffs Bankcorp Inc. (PA)

11

3.48

3.43

188,417

5

Bank

PNC Financial Svcs. Group (PA)

10

3.64

3.66

200,615

1

Credit Union

Lehigh Valley Edu CU (PA)

9

3.67

3.76

206,351

1

Credit Union

People First FCU (PA)

8

4.98

4.07

223,141

8

Thrift

Sovereign Bancorp Inc. (PA)

7

4.45

4.22

231,375

6

Bank

Fulton Financial Corp. (PA)

6

5.88

4.57

250,553

9

Bank

Bank of America Corp. (NC)

5

4.75

5.08

278,864

6

Bank

East Penn Financial Corp. (PA)

4

6.22

6.59

361,583

1

Bank

American Bank Inc. (PA)

3

6.79

6.70

367,368

15

Bank

KNBT Bancorp Inc. (PA)

2

34.06

34.93

1,916,234

29

Bank

Wachovia Corp (NC)

1

Market
Share (%)

Market
Share (%)

Total
Deposits

# of
Branches

Inst. Type

Institution

Rank

June ‘03

June ‘04

Pending Ownership, Including Banks & Thrifts

Deposit Data as of June 30, 2004

300.0
250.0
200.0
150.0
100.0
50.0
0.0
$145.6
$154.3
$177.0
$204.6
$237.8
$247.4
2000
2001
2002
2003
2004
2005 1st Q

Net Outstanding Loans
in millions

Past Due Loans

                                                        2001          2002         2003         2004        2005

30-89 Days                 0.75%       0.44%       0.57%      0.48%     0.31%

90 Days and Over      0.63%       0.50%       0.21%      0.44%     0.40%

Total Past Dues         1.38%       0.94%       0.78%      0.92%     0.71%

Peer Group Avg.       1.93%       1.80%       1.59%       1.29%

1st Qtr

Years Ended December 31,

3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
$0.97
$1.57
$2.40
$2.81
$3.25
$0.85
2000
2001
2002
2003
2004
2005 1st Q

Net Income
in millions

Selected Financial Data

18.6%

$0.43

$0.51

Diluted earnings per
share

20.9%

$0.43

$0.52

Basic earnings per share

15.2%

13.95%

16.07%

Return on average equity

-1.1%

0.94%

0.93%

Return on average assets

1.3%

7.9%

8.0%

Tier I leverage capital

11.0%

$3.10

$3.44

Book value

10.9%

19,543

21,667

Stockholders’ equity

6.6%

279,898

298,265

Deposits

-15.6%

105,085

88,649

Investment securities

16.2%

204,613

237,831

Loans, net

6.4%

$337,939

$359,414

Total assets

% Change

12/31/03

12/31/04

(In thousands, except book value and EPS)

Twelve Months Ended:

                 December 31, 2002                                                                                                   448,300  Shares

                 December 31, 2003                                                                                                   546,461  Shares

                 December 31, 2004                                                                                                   476,834  Shares

Four Months Ended:

                 April 30, 2005                                                                                                                          190,623  Shares

Stock Price Range:

                     Low                            High

2002                                                                               $  4.56                                                                            $  5.65

2003                                                                               $  5.32                                                                            $  9.49

2004                                                                               $  7.90                                                                            $10.35

Closing price @ April 30, 2005    -   $  9.00

(Source of information – NASDAQ)

Summary of Shares Traded

Semi-Annual
Cash Dividend

The first of two dividend payments…

9 cents per share, payable February 28, 2005

to shareholders of record February 4, 2005

The second cash dividend payment will be
announced in the second half of 2005.

Dividends Per Share
(annualized)
0.20
0.15
0.10
0.05
0.00
$0.05
$0.06
$0.10
$0.16
2001
2002
2003
2004

Cash Dividend History

Weekly Bank Stats (Pennsylvania)

Janney Montgomery Scott LLC

(a)

2005

Tang.

Price/

Price/

Price/

EPS

NPAs +

Rsrvs/

Total

Market

Stock

One Year

LTM

Est

Book

LTM

2005

Tang.

Growth

Div.

Eqty/

90 Day/

NPAs +

Effncy

Assets

Value

Price

High

Low

EPS

EPS

Value

EPS

EPS

Book

05/04

Yield

Assets

Assets

90 Day

ROAA

ROAE

Ratio

Ticker

Institution

St

($000)

($M)

($)

($)

($)

($)

($)

($)

(x)

(x)

(%)

(%)

(%)

(%)

(%)

(%)

(%)

(%)

(%)

PNC

PNC Financial Services Group

PA

83,359,000

15,064.1

53.23

57.64

48.90

4.30

4.30

15.00

12.4

12.4

354.9

8.1

3.76

9.09

NA

NA

1.57

16.89

68.33

MEL

Mellon Financial Corp.

PA

37,432,000

11,718.5

27.69

31.62

26.40

2.04

1.85

4.47

14.5

15.0

620.1

12.4

2.89

11.23

NA

NA

2.46

21.86

74.39

FULT

Fulton Financial Corp.

PA

11,418,278

2,624.4

20.85

23.60

19.33

1.29

1.37

6.74

16.2

15.2

309.3

9.5

3.48

10.82

0.25

310.56

1.48

13.87

54.98

SUSQ

Susquehanna Bancshares Inc.

PA

7,253,296

980.5

21.03

26.65

20.50

1.54

1.59

10.52

13.7

13.2

199.9

15.1

4.37

10.29

0.43

171.09

0.97

9.91

67.65

FCF

First Commonwealth Financial

PA

6,200,590

920.1

13.16

15.90

12.01

0.60

0.91

5.33

21.9

14.5

246.9

4.4

5.02

8.28

0.48

137.40

0.67

7.83

58.16

FNB

F.N.B. Corp.

PA

5,610,450

1,066.4

18.95

22.91

17.49

1.22

1.25

4.16

15.5

15.2

455.4

4.8

4.85

8.07

NA

NA

1.23

20.33

57.82

NPBC

National Penn Bancshares Inc.

PA

4,554,837

774.8

22.42

29.73

21.76

1.47

1.61

6.39

15.3

13.8

350.8

9.3

3.57

9.36

0.29

435.92

1.20

12.79

56.62

STBA

S&T Bancorp Inc.

PA

3,027,881

898.5

33.80

38.60

28.27

2.06

2.15

11.13

16.4

15.7

303.8

9.3

3.31

11.47

0.29

387.27

1.84

16.19

43.00

HNBC

Harleysville National Corp.

PA

3,002,572

523.1

19.94

28.54

19.64

1.44

NA

8.94

13.9

NA

223.1

NA

3.61

8.95

0.19

335.44

1.34

14.80

51.39

SLFI

Sterling Financial Corp.

PA

2,751,812

587.3

25.26

30.50

22.58

1.55

1.72

8.15

16.3

14.7

309.9

9.9

2.53

10.14

NA

NA

1.40

14.00

65.72

CMTY

Community Banks Inc.

PA

2,012,653

298.5

24.25

31.47

22.85

1.76

1.82

11.92

13.8

13.3

203.4

10.4

2.80

7.54

0.38

190.57

1.13

14.94

59.64

OMEF

Omega Financial Corp.

PA

2,004,159

356.7

28.29

40.86

27.05

1.87

NA

11.51

15.1

NA

245.7

NA

4.38

15.79

NA

NA

1.25

8.75

64.67

UVSP

Univest Corp. of Pennsylvania

PA

1,666,935

300.5

35.02

53.50

34.00

2.74

NA

NA

12.8

NA

NA

NA

2.86

9.69

NA

NA

1.46

15.37

55.05

COBH

Pennsylvania Commerce Bancorp

PA

1,377,180

173.9

29.35

33.97

21.88

1.63

1.65

14.31

18.0

17.8

205.1

15.8

0.00

6.23

0.14

439.58

0.75

13.75

72.55

RBPAA

Royal Bancshares of PA

PA

1,231,026

232.2

22.61

29.30

20.93

1.52

1.70

11.09

14.9

13.3

203.9

NA

4.42

11.30

NA

NA

1.60

13.94

49.05

PRFS

PennRock Financial Services(a)

PA

1,206,939

255.7

33.20

41.87

26.10

1.58

NA

NA

21.0

NA

NA

NA

2.65

8.75

0.21

352.98

1.06

12.03

63.23

CZNC

Citizens & Northern Corp.

PA

1,129,661

238.1

29.00

32.25

23.96

1.75

NA

15.69

16.6

NA

184.8

NA

3.17

11.40

NA

NA

1.28

11.23

58.84

ASRV

AmeriServ Financial Inc.

PA

996,450

105.7

5.36

6.15

4.59

(0.47)

NA

3.59

NM

NA

149.4

NA

0.00

8.40

0.38

258.08

(0.77)

(10.78)

133.15

FLPB

Leesport Financial Corp.

PA

900,713

129.9

25.95

28.40

20.18

1.40

1.72

9.26

18.5

15.2

280.4

9.3

2.62

10.08

0.77

105.36

0.78

8.35

74.61

CCNE

CNB Financial Corp.

PA

730,204

136.1

14.93

17.33

13.29

0.86

NA

6.24

17.4

NA

239.2

NA

3.48

9.35

0.40

197.75

1.11

11.83

58.95

FRBK

Republic First Bancorp Inc.

PA

726,470

101.9

14.09

16.61

10.48

1.26

1.20

7.72

11.2

11.7

182.5

16.7

0.00

7.69

0.46

200.45

1.36

15.95

58.67

IRW

IBT Bancorp Inc.

PA

677,721

127.4

43.11

51.50

42.50

2.02

NA

20.14

21.3

NA

214.0

NA

4.27

8.79

NA

NA

0.91

10.13

54.77

CVAL

Chester Valley Bancorp Inc.(a)

PA

669,115

125.7

24.40

26.92

18.57

1.19

1.27

10.05

20.5

19.4

242.8

14.2

1.72

8.22

0.55

183.50

1.00

11.88

68.42

BMTC

Bryn Mawr Bank Corp.

PA

663,551

163.2

19.07

23.00

18.21

1.04

1.26

8.40

18.3

15.0

226.9

11.1

2.10

10.84

NA

NA

1.38

13.10

67.94

PWOD

Penns Woods Bancorp Inc.

PA

543,993

153.1

46.10

50.76

42.40

NA

NA

20.74

NA

NA

222.3

NA

3.90

13.22

NA

NA

NA

NA

NA

PSBI

PSB Bancorp Inc.

PA

533,077

67.4

13.79

16.60

9.70

0.40

NA

10.51

34.5

NA

131.2

NA

0.00

9.78

0.76

77.85

0.40

4.14

83.99

CCBP

Comm Bancorp Inc.

PA

530,231

75.1

40.27

43.00

38.77

2.57

2.62

25.27

15.7

15.4

159.4

9.9

2.28

8.99

0.56

135.70

0.92

10.15

64.79

AMBK

American Bank Inc.

PA

527,365

67.8

8.99

10.49

8.12

0.43

NA

5.84

20.9

NA

153.9

NA

1.22

8.30

0.04

NM

0.65

8.25

51.55

CVLY

Codorus Valley Bancorp Inc.

PA

419,851

58.2

18.50

20.56

16.05

1.34

NA

NA

13.8

NA

NA

NA

2.57

8.69

NA

NA

1.08

12.16

66.45

NWFL

Norwood Financial Corp.

PA

413,188

89.1

33.01

35.90

26.88

1.87

1.91

16.78

17.7

17.3

196.7

11.5

2.18

11.03

0.02

NM

1.26

11.40

55.60

MBP

Mid Penn Bancorp Inc.

PA

403,256

80.0

25.10

31.25

24.90

1.37

NA

10.89

18.6

NA

230.4

NA

3.19

8.75

0.44

205.24

1.12

13.03

56.88

EPEN

East Penn Financial Corp.

PA

368,144

56.7

9.00

10.20

7.77

0.53

NA

3.36

17.0

NA

267.9

NA

2.00

5.75

NA

NA

0.95

16.25

64.41

CNAF

Commercial National Financial

PA

320,372

83.4

24.30

26.00

21.00

0.18

NA

12.87

NM

NA

188.9

NA

4.12

13.94

1.70

34.07

0.17

1.36

101.99

MEDIAN

16.4

15.0

225.0

9.9

2.89

9.35

0.39

199.10

1.13

12.48

61.44

(As of 4/29/05 )

The information contained in this report has been obtained from sources believed to be accurate and complete. However, because of the possibility of human and/or mechanical error, the accuracy and completeness of the report, and the opinions based therein, are not and cannot be guaranteed. If you have any questions, please feel free to contact Ed Losty at (757) 564-9737 or Jay Junior at (215) 665-4497.

BERKSHIRE BANK
NET INCOME
DECEMBER 2004- MARCH 2005

DOLLARS
$8,000
$6,000
$4,000
$2,000
$0
$2,202
$4,014
$6,205
$4,560

BERKSHIRE BANK

SAMPLING OF DENOVO BANKS

TIMING REGARDING ACHIEVEMENT OF SUSTAINED PROFITABILITY

7  Quarters

2003

STILL NOT PROFITABLE
AS OF 12/31/04

9+  Quarters

2002*

13  Quarters

2001

15  Quarters

2000*

11  Quarters

1999

11  Quarters

1997

Number of Quarters
to Reach Sustained
Profitability

Year
Commenced
Operations

BERKSHIRE BANK

2003         5 QUARTERS

*ONLY ONE BANK COMMENCED OPERATIONS IN PENNSYLVANIA DURING THESE YEARS

SOURCE:  CALL REPORT DATA AS SUBMITTED TO THE FDIC ON A QUARTERLY BASIS

South Second Street

outside

South Second Street

Lobby

South Second Street

Conference Room

South Second Street

Lunchroom

South Second Street

Lauren

South Second Street

Proof/sorter

South Second Street

Kyle

South Second Street

2nd floor conference room

H.R. 2061

Communities First Act

Regulatory Relief

Tax Reform

Community Banks Serving Their
Communities First Act

Included in the bill’s regulatory relief sections are
    provisions to:

Direct the Federal Reserve to provide greater leeway for
bank borrowers to waive the three-day right of rescission
so they can access their loan funds more quickly;

Permit regulators to adjust the examination intervals for
qualified banks with up to $1 billion in assets;

Permit qualified banks with up to $1 billion in assets to file a short-form call report in two quarters each year;

Exempt banks with up to $1 billion in assets from the
costly internal control and attestation and audit
requirements of the Sarbanes-Oxley Act; and

Allow banks that do not share customer information the
option to forego the annual privacy notice to customers
unless there has been a change in the bank’s privacy
policy.

Community Banks Serving Their
Communities First Act

The bill also includes tax reform provisions to:

Allow a 20% tax credit for C-corporation banks and bank
holding companies up to a max credit of $250,000/yr.  S-
corporation banks could exclude 20% of distributable
income not to exceed $1.25 million of income;

Provide qualified community banks and bank holding
companies in distressed areas with a 50% tax credit.  The
credit for C-corp banks could not exceed $500,000, and S-
corp. banks would be able to exclude 50% of income up to
$2.5 million of income;

Repeal the Alternative Minimum Tax (AMT) for banks with
up to $5 billion in assets;

Defer recognition of interest income on long-term
certificates of deposit, and reduce the top rate to the capital gains rate; and

Exempt from taxation income earned on agricultural real
estate loans and mortgage loans in communities of 2,500
people or less.

Emmaus High School Branch

Outside

Emmaus High School Branch

lobby

Emmaus High School Branch

tellers

QUESTIONS?

“WOODY” ROHRBACH
CHAIRMAN

Management Reports and
Reported Actions of the
Corporation’s
Directors and Officers
for the Year Ending
December 31, 2004.

Motion to approve a
resolution to confirm

DON PETERSON
JUDGE OF ELECTION

“WOODY” ROHRBACH
CHAIRMAN

Motion to adjourn the
Annual Meeting of
Shareholders
for the Year 2005

PLEASE JOIN US
IN THE MUSEUM
FOR
REFRESHMENTS